Supplement to the

Fidelity Managed Retirement Income Fund℠, Fidelity Managed Retirement 2010 Fund℠, Fidelity Managed Retirement 2015 Fund℠, Fidelity Managed Retirement 2020 Fund℠, Fidelity Managed Retirement 2025 Fund℠, Fidelity Managed Retirement 2030 Fund℠, and Fidelity Managed Retirement 2035 Fund℠

September 29, 2025
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Managed Retirement Income Fund℠, Fidelity Managed Retirement 2010 Fund℠, Fidelity Managed Retirement 2015 Fund℠, Fidelity Managed Retirement 2020 Fund℠, Fidelity Managed Retirement 2025 Fund℠, Fidelity Managed Retirement 2030 Fund℠, Fidelity Managed Retirement 2035 Fund℠ (each a "Target Fund" and collectively the "Target Funds") and Fidelity Freedom® Blend Retirement Fund, Fidelity Freedom® Blend 2010 Fund, Fidelity Freedom® Blend 2015 Fund, Fidelity Freedom® Blend 2020 Fund, Fidelity Freedom® Blend 2025 Fund, Fidelity Freedom® Blend 2030 Fund (each an "Acquiring Fund" and collectively the "Acquiring Funds") pursuant to which each Target Fund would be reorganized on a tax-free basis with and into its corresponding Acquiring Fund, as shown in the table below. As a result of the proposed Reorganization, shareholders of each Target Fund would receive, respectively, corresponding shares of the corresponding Acquiring Fund.
Target Fund	Acquiring Fund
Fidelity Managed Retirement Income Fund℠	Fidelity Freedom® Blend Retirement Fund
Fidelity Managed Retirement 2010 Fund℠
Fidelity Managed Retirement 2015 Fund℠	Fidelity Freedom® Blend 2010 Fund
Fidelity Managed Retirement 2020 Fund℠	Fidelity Freedom® Blend 2015 Fund
Fidelity Managed Retirement 2025 Fund℠	Fidelity Freedom® Blend 2020 Fund
Fidelity Managed Retirement 2030 Fund℠	Fidelity Freedom® Blend 2025 Fund
Fidelity Managed Retirement 2035 Fund℠	Fidelity Freedom® Blend 2030 Fund
The Agreement provides for the transfer of all of the assets of each Target Fund in exchange for corresponding shares of its corresponding Acquiring Fund equal in value to the net assets of each Target Fund and the assumption by each Acquiring Fund of all of the liabilities of its corresponding Target Fund. After the exchange, each Target Fund will distribute the Acquiring Fund shares to its shareholders pro rata, in liquidation of each Target Fund. As a result, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which requires shareholder approval, is expected to take place on or about June 5, 2026 for Fidelity Managed Retirement 2025 Fund℠, Fidelity Managed Retirement 2030 Fund℠, and Fidelity Managed Retirement 2035 Fund℠, and on or about June 12, 2026 for Fidelity Managed Retirement Income Fund℠, Fidelity Managed Retirement 2010 Fund℠, Fidelity Managed Retirement 2015 Fund℠, and Fidelity Managed Retirement 2020 Fund℠. If shareholder approval of a Target Fund's Reorganization cannot be achieved, the Target Fund will be liquidated pursuant to a liquidation plan approved by the Board of Trustees for each Target Fund. Prior to such liquidation, the liquidating Target Fund's assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation. The Reorganization is expected to be a tax-free transaction. This means that neither the Target Funds nor their shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization or Liquidation, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization or Liquidation takes place.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Freedom® Blend Retirement Fund, Fidelity Freedom® Blend 2010 Fund, Fidelity Freedom® Blend 2015 Fund, Fidelity Freedom® Blend 2020 Fund, Fidelity Freedom® Blend 2025 Fund, and Fidelity Freedom® Blend 2030 Fund please call 1-800-544-8544. The prospectus/proxy statement is expected to be available on or about March 9, 2026 and will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
MRI-PSTK-1125-105 1.9893274.105	November 25, 2025